Exhibit 10.25

LOCK-UP AGREEMENT

September 23, 2024

Banzai International, Inc.

435 Ericksen Ave, Suite 250

Bainbridge Island, Washington 98110

Re:	Securities Purchase Agreement, dated as of September 23, 2024 (the “Purchase Agreement”), between Banzai International, Inc. (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this lock-up agreement (the “Lock-Up Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.2(a) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the date that the Purchasers no longer hold any Securities (as defined in the Purchase Agreement) (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any Common Shares of the Company or securities convertible, exchangeable or exercisable into, Common Shares of the Company beneficially owned, held or hereafter acquired by the undersigned (such securities, the “Securities” and any such transaction, a “Restricted Transaction”); provided, that, notwithstanding anything in this Lock-Up Agreement to the contrary, the covenants set forth in this sentence will not prohibit the undersigned from entering into Restricted Transactions involving no more than twenty percent (20%) of the aggregate number of Securities held by the undersigned as of the date hereof. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Lock-Up Agreement.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) the Company receives a signed lock-up agreement (in the form of this Lock-Up Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily, and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

i)	as a bona fide gift or gifts;

ii)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

v)	if the undersigned is a trust, to the beneficiary of such trust; or

vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned.

In addition, notwithstanding the foregoing, this Lock-Up Agreement shall not restrict (a) the delivery of Common Shares to the undersigned upon (i) exercise any options granted under any employee benefit plan of the Company; provided that any Common Shares or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Lock-Up Agreement, or (ii) the exercise of warrants; provided that such Common Shares delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Lock-Up Agreement, or (b) the transfer of Common Shares to the Company in a ‘net’ or ‘cashless’ exercise of options or other rights to purchase Common Shares for purposes of covering tax withholding obligations or payment of taxes due in connection with the vesting of restricted stock units or other equity awards pursuant to an employee benefit plan of the Company.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of Common Shares are made pursuant to such plan during the Restriction Period.

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The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Lock-Up Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Lock-Up Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Purchasers, the Company and the undersigned. This Lock-Up Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Lock-Up Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

This Lock-Up Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchaser. This Lock-Up Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person; provided, that the Purchasers shall be third-party beneficiaries of this Lock-Up Agreement.

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This Lock-Up Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

JOSEPH DAVY
Print Name

Chairman and Chief Executive Officer
Position in Company, if any

Address for Notice:

Banzai International, Inc.

435 Ericksen Ave., Suite 250

Bainbridge Island, WA 98110

Attention: Joseph Patrick Davy

Telephone:

Email: joe@banzai.io

Owned: 2,311,143

Subject to lockup: 2,311,143 _______

Number of Common Shares

Number of Common Shares underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Lock-Up Agreement.

BANZAI INTERNATIONAL, INC.

By:
Name:	Joseph Davy
Title:	Chairman and Chief Executive Officer

[Signature Page to Lock-Up Agreement]